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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            _________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 16, 2003
                            _________________________

                            ILLINOIS TOOL WORKS INC.
             (Exact Name of Registrant as Specified in its Charter)

              Delaware
1-4797                                           36-1258310
    (State or other jurisdiction             (Commission File Number)                    (I.R.S. Employer
       of                                                                                            Incorporation)
Identification No.)

     3600 West Lake Avenue, Glenview, IL                                                               60025
     (Address of principal executive offices)                                                           (Zip Code)

                        (Registrant's telephone number, including area code): 847- 724-7500

                                                  Not Applicable
                          (Former name or former address, if changed since last report.)

Item 7.    Financial Statements and Exhibits

(c)    Exhibits

Exhibit Number    Exhibit Description
  99.1            Press Release issued by Illinois Tool Works Inc. dated
                  April 16, 2003 (furnished pursuant to Item 9).
  99.2            Presentation from Illinois Tool Works Inc. first quarter
                  conference call on April 16, 2003 (furnished pursuant to Item 9).

Item 9.    Regulation FD Disclosure

The  information  below  included  in this  Current  Report on Form 8-K is being furnished  pursuant  to Item  12,  "Disclosure  of  Results  of  Operations  and
Financial Condition".

On April 16, 2003,  Illinois Tool Works Inc. (the "Company")  announced its 2003 first quarter  results of  operations in the press release  furnished as Exhibit
99.1. The Company's  presentation from the first quarter conference call held on
April 16, 2003 is furnished as Exhibit 99.2

Disclosure  regarding why the Company's  management believes the presentation of
"free operating cash flow" provides useful  information to investors is included in the  Company's  2003 Annual  Report of Form 10-K.  A  reconciliation  of free operating cash flows to net cash provided by operating activities is included in the press release furnished as Exhibit 99.1.

                                   SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   Illinois Tool Works Inc.

Date: April 17, 2003               By:   /s/ Jon C. Kinney
                                         ----------------------------
                                         Jon C. Kinney
                                         Senior Vice President and
                                         Chief Financial Officer